Asset retirement and environmental obligations (Tables)	12 Months Ended
Dec. 31, 2021
Asset Retirement And Environmental Obligations
Summary of changes in asset retirement and environmental obligations

			2021	2020
	Asset retirement obligations	Environmental obligations	Total	Total
Balance at the beginning of the year	227,189	48,857	276,046	293,828
Payments	(19,932)	(6,323)	(26,255)	(10,426)
Foreign exchange effects	(4,848)	(3,003)	(7,851)	(37,145)
Interest accrual	7,051	2,616	9,667	14,015
Remeasurement and additions (i)	12,250	293	12,543	15,774
Balance at the end of the year	221,710	42,440	264,150	276,046
Current liabilities	20,826	11,127	31,953	33,095
Non-current liabilities	200,884	31,313	232,197	242,951
(i)	As of December 31, 2021, the credit risk-adjusted rate used for Peru was between 3.54% to 7.28% (December 31, 2020: 1.70% to 4.00%) and for Brazil was between 7.68% to 8.67% (December 31, 2020: 0.07% to 6.75%). Besides, as part of its annual asset retirement and environmental obligations review, the Company increased its expected disbursements on decommissioning obligations in certain operations, in accordance with updates in their asset retirement or environmental obligations studies and update in the discount rates. For operational assets, Property, plant and equipment has been increased in an amount of USD 5,879; and, for non-operational structures and environmental obligations, an expense of USD 6,664 was recognized in Other income and expenses, net, according to the updates mentioned above.